SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                            November 27, 2001
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                    (Date of earliest event reported)



                       Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)



       Pennsylvania                 0-27942                      23-2828883
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(State or other jurisdiction (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                   19401
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(Address of principal executive offices)                         (Zip Code)




                                 (610) 251-1600
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            (Registrant's telephone number, including area code)




                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Item 5.  Other Events

    On November 27, 2001, Commonwealth Bancorp, Inc. announced that it will participate in and provide a presentation at the Ryan, Beck & Co. Annual Financial Institution Investors Conference on November 29, 2001 at 8:15 a.m. For additional information, reference is made to the Press Release, dated November 27, 2001, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated November 27, 2001





















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date: November 28, 2001                By:  /s/Charles M. Johnston
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                                            Charles M. Johnston
                                            Chief Financial Officer
























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